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                                                                    Exhibit 10.6


                       CYPRESS SEMICONDUCTOR CORPORATION
                     EMPLOYEE QUALIFIED STOCK PURCHASE PLAN


         The following constitute the provisions of the Employee Stock Purchase Plan (herein called the "Plan")* of Cypress Semiconductor Corporation (herein called the "Company").

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.      Definitions.

                 (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

                 (b) "Board" shall mean the Board of Directors of the Company.

                 (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (d) "Common Stock" shall mean the Common Stock, no par value, of the Company.

                 (e) "Company" shall mean Cypress Semiconductor Corporation, a Delaware corporation.

                 (f) "Compensation" shall mean all regular straight time earnings, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and commissions (except to the extent that the exclusion of any such items for all participants is specifically directed by the Board or its committee).

                 (g) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                 (h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.


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*  As amended effective January 25, 1995.

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                 (i)      "Employee" shall mean any person, including an
officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year for at least three (3) months by the Company or one of its Designated Subsidiaries.

                 (j) "Exercise Date" shall mean the date one day prior to the date six (6) months, twelve (12) months, eighteen (18) months or twenty-four (24) months after the Offering Date of each Offering Period.

                 (k) "Exercise Period" shall mean a period commencing on an Offering Date or on the day after an Exercise Date and terminating one day prior to the date six (6) months later.

                 (l)      "Offering Period" shall mean a period of twenty-four
(24) months consisting of four (4) six-month Exercise Periods during which options granted pursuant to the Plan may be exercised.

                 (m) "Offering Date" shall mean the first day of each Offering Period of the Plan.

                 (n) "Plan" shall mean this Employee Qualified Stock Purchase Plan.

                 (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3.      Eligibility.

                 (a) Any Employee as defined in paragraph 2 who shall be employed by the Company on the date his participation in the Plan is effective shall be eligible to participate in the Plan, subject to limitations imposed by
Section 423(b) of the Code.

                 (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The plan shall be implemented by twenty-four (24) month Offering Periods beginning every six (6) months. The Plan shall continue thereafter until terminated in accordance with paragraph 20 hereof. Subject to the requirements of paragraph 20, the Board of Directors of the Company shall have the power to change the duration of Offering Periods


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with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected.

         5.      Participation.

                 (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deduction on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering.

                 (b) Payroll deductions for a participant shall commence on the first payroll following the Offering Date and shall end on the Exercise Date of the offering to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 11.

         6.      Payroll Deductions.

                 (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the Offering Period in amounts from two (2%) to ten percent (10%) of the Compensation which he received on the payday immediately preceding the Offering Date. The aggregate of such payroll deductions during any Offering Period shall not exceed ten percent (10%) of his aggregate Compensation during said offering period.

                 (b) All payroll deductions made by a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

                 (c) A participant may discontinue his participation in the Plan as provided in paragraph 11, or may decrease or increase the rate or amount of his payroll deductions during the Offering Period (within the limitations of paragraph 6(a)) by completing and filing with the Company a new subscription agreement authorizing a change in the rate or amount of payroll deductions; provided, however, that a participant may not change the rate or amount of his payroll deductions more than two (2) times in any one calendar year. The change in rate shall be effective fifteen (15) days following the Company's receipt of the new authorization. Subject to the limitations of paragraph 6(a), a participant's subscription agreement shall remain in effect for successive Offering Periods unless revised as provided herein or terminated as provided in paragraph 11.


                 (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Exercise Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Exercise Period and any other Exercise Period ending within the same calendar year equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription


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

agreement at the beginning of the first Exercise Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 11.

         7.      Grant of Option.

                 (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided, however, that the maximum number of Shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $100,000 by the fair market value of a share of the Company's Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and 13 hereof. Exercise of the option shall occur as provided in paragraph 8, unless the participant has withdrawn pursuant to paragraph 11, and shall expire on the last day of the Offering Period. Fair market value of a share of the Company's Common Stock shall be determined as provided in paragraph 7(b) herein.

                 (b) The option price per share of the shares offered in a given Exercise Period shall be the lower of: (i) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the closing price of the Common Stock for such date on the New York Stock Exchange or on such other stock exchange as the Company's Common Stock may be traded or, if not traded on a stock exchange, as reported by the NASDAQ National Market System, or, in the event the Common Stock is not listed on a stock exchange or NASDAQ's National Market System, the fair market value per share shall be the mean of the bid and asked prices of the Common Stock reported for such date in over-the-counter trading.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 11, his option for the purchase of shares will be exercised automatically on each Exercise Date of the Offering Period, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable option price with the accumulated payroll deductions in his account. Any amount remaining in the participant's account after an Exercise Date shall be held in the account until the next Exercise Date of the Offering Period, unless the Offering Period has been oversubscribed or has terminated with such Exercise Date, in which case such amount shall be refunded to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him.


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         9.      Delivery.  As promptly as practicable after the Exercise Date of each Exercise Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him of shares at the termination of each Exercise Period which is insufficient to purchase a full share of Common Stock of the Company shall be applied to the participant's account for the next Exercise Period.

         10. Automatic Transfer to Low Price Offering Period. In the event that the fair market value of the Company's Common Stock is lower on an Exercise Date than it was on the first Offering Date for that Offering Period, all Employees participating in the Plan on the Exercise Date shall be deemed to have withdrawn from the Offering Period immediately after the exercise of their option on such Exercise Date and to have enrolled as participants in a new Offering Period which begins on or about the day following such Exercise Date. A participant may elect to remain in the previous Offering Period by filing a written statement declaring such election with the Company prior to the time of the automatic change to the new Offering Period.

         11.     Withdrawal; Termination of Employment.

                 (a) A participant may withdraw all but not less than all the payroll deductions credited to his account and not yet used to exercise his option under the Plan at any time by giving written notice to the Company. All of the participant's payroll deductions credited to his account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement. Except for deemed withdrawals under paragraph 10, a participant who withdraws from the Plan may not enroll to participate in a subsequent Offering Period for at least six (6) months.

                 (b) Upon termination of the participant's Continuous Status as an Employee prior to an Exercise Date for any reason, including retirement or death, the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his death, to the person or persons entitled thereto under paragraph 15, and such participant's option will be automatically terminated.

                 (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account will be returned to such participant and such participant's option terminated.


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
                 (d) A participant's withdrawal from an Offering Period will not have any effect upon his eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

                 (e) A participant's withdrawal from an offering will not have any effect upon his eligibility to participate in any similar plan which may hereafter be adopted by the Company.

         12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         13.     Stock.

                 (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 3,800,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 19. If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 7(a) hereof on the Exercise Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant is as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

                 (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                 (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse.

         14. Administration. The Plan shall be administered by the Board of Directors of the Company or a committee appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants.
Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                 (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                 (b) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.


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         15.     Designation of Beneficiary.

                 (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period.

                 (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 11.

         17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         19. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves") as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided,

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
however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the option stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the option will terminate upon the expiration of such period.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         20. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan. No such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Act or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

         21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.


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

         22. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under the General Corporation Law of the State of Delaware.

         23. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         24. Term of Plan. The Plan shall be come effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in paragraph 22. It shall continue for a term of twenty (20) years unless sooner terminated under paragraph 20.


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
                       CYPRESS SEMICONDUCTOR CORPORATION


                     EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT


_____ Original Application                                    Date: ____________
_____ Change in Payroll
        Deduction Rate
_____ Change of Beneficiary


1. ____________________________hereby elects to participate in the Cypress Semiconductor Corporation Employee Qualified Stock Purchase Plan (the "Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock, with par value $.01, in accordance with this Subscription Agreement and the Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of _____% of my Compensation (not less than 2% nor more than 10%) on each payday during the Offering Period in accordance with the Stock Purchase Plan. Such deductions are to continue for succeeding Offering Periods until I give written instructions for a change in or termination of such deductions.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date of the Offering Period unless I otherwise withdraw from the Stock Purchase Plan by giving written notice to the Company for such purpose.

4. Shares purchased for me under the Stock Purchase Plan should be issued in the name(s) of:

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
5. I understand that if I dispose of any shares received by me pursuant to the Stock Purchase Plan within two years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within one year after the date on which such shares were delivered to me, I may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured as the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares, and that I may be required to provide income tax withholding on that amount. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition. However, if I dispose of such shares at any time after the expiration of the two-year and one-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) the excess of the fair market value of the shares over the option price, measured as if the option had been exercised on the Offering Date. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gains.

6. I have received a copy of the Company's most recent prospectus which describes the Stock Purchase Plan and a copy of the complete "Cypress Semiconductor Employee Qualified Stock Purchase Plan." I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan.

7. I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan:


         NAME: (Please print)        -------------------------------------------
                                     (First)      (Middle)      (Last)

                                     -------------------------------------------
                                     (Address)

                                     -------------------------------------------


         NAME: (Please print)        -------------------------------------------
                                     (First)      (Middle)      (Last)

                                     -------------------------------------------
                                     (Address)

                                     -------------------------------------------


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
         Employee's Social
         Security Number:            -------------------------------------------


         Employee's Address:*        -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated:
      -------------------------                        -------------------------
                                                       Signature of Employee



------------------------------
* It is the participant's responsibility to notify the company's stock administrator in the event of a change of address.

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